UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2020

ePlus inc.
EPLUS INC
(Exact name of registrant as specified in its charter)

Delaware	001-34167	54-1817218
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13595 Dulles Technology Drive, Herndon, Virginia 20171-3413
(Address, including zip code, of principal executive offices)

(703) 984-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	PLUS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01  Entry into a Material Definitive Agreement

On March 31, 2020, ePlus Technology, inc., ePlus Technology Services, inc. and SLAIT Consulting, LLC (together the "Company"), wholly owned subsidiaries of ePlus inc. (“ePlus”), entered into  Amendment No. 9 (the "Amendments") to both its Amended and Restated Agreement for Wholesale Financing, dated July 23, 2012, as amended, and Amended and Restated Business Financing Agreement, dated July 23, 2012, as amended, with Wells Fargo Commercial Distribution Finance, LLC ("Wells Fargo") (f/k/a GE Commercial Distribution Finance), in connection with its credit facility.

The Amendments provide for a temporary increase in the aggregate credit limit to $300 million for the 90-day period ending May 5, 2020, and the accounts receivable sub-limit from $50 million to $75 million, for the 60-day period ending April 14, 2020.

The Company maintains deposit accounts with Wells Fargo, and from time to time the Company and its affiliates sell IT products and services to affiliates of Wells Fargo.  There are no other material relationships between the Company and Wells Fargo.

The foregoing description of the Amendments is a summary and is qualified in its entirety by reference to Amendment No. 9 to the Amended and Restated Agreement for Wholesale Financing, and Amendment No. 9 to the Amended and Restated Business Financing Agreement, copies of which is filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1
Amendment No. 9, dated March 31, 2020, to Amended and Restated Agreement for Wholesale Financing between ePlus Technology, inc., ePlus Technology Services, inc., SLAIT Consulting, LLC and Wells Fargo Commercial Distribution Finance, LLC

10.2
Amendment No. 9, dated March 31, 2020, to Amended and Restated Business Financing Agreement between ePlus Technology, inc., ePlus Technology Services, inc., SLAIT Consulting, LLC and Wells Fargo Commercial Distribution Finance, LLC

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePlus inc.

By: /s/ Elaine D. Marion
Elaine D. Marion
Chief Financial Officer

Date: April 3, 2020